UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 8, 2010 (September 10, 2010)
Neah Power Systems, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-49962	88-0418806
(State or other jurisdiction	(Commission	(IRS Employer Identification No.)
of incorporation)	File Number)

22118 20th Avenue SE, Suite 142 Bothell, Washington, Bothell, Washington 98021		98021
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (425) 424-3324

 (Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 8, 2010 Ed Cabrera resigned from the Board of Directors of the registrant on the basis of new commitments and not as a result of any disagreement with the registrant relating the registrant's operations, policies or practices.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: September 10, 2010	Neah Power Systems, Inc.

	By:	/s/ Gerard C. D'Couto
Gerard C. D'Couto, President and CEO